                                                                  Exhibit 10.44



            ASSUMPTION, SECOND AMENDMENT AND CONFIRMATION AGREEMENT

     This ASSUMPTION, SECOND AMENDMENT AND CONFIRMATION AGREEMENT (this "Agreement") is made as of July 11, 1997, by and among SALESLINK CORPORATION, a Delaware corporation having its principal place of business at 25 Drydock Avenue, Boston, Massachusetts 02210 (the "New Borrower") and BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) and the other lending institutions set forth on the Schedule 1 to the Credit Agreement (as hereinafter
                              -------- -
defined) (collectively, the "Banks").

     WHEREAS, SalesLink Corporation, a Massachusetts corporation (the "Old Borrower"), the Banks and BankBoston, N.A. as agent for the Banks (in such capacity, the "Agent") have previously entered into a Revolving Credit and Term Loan Agreement, dated as of October 24, 1996 (as amended and in effect from time to time, the "Credit Agreement");

     WHEREAS, the Old Borrower has been merged into the New Borrower pursuant to a merger (the "Merger") in which the New Borrower was the surviving corporation;

     WHEREAS, immediately prior to the effectiveness of the Merger, certain of the business assets previously owned by the Old Borrower were transferred as a capital contribution to the New Borrower, a wholly-owned Subsidiary of the Old Borrower (the "Initial Asset Transfer", and, together with the Merger, the "Transactions");

     WHEREAS, capitalized terms used and not defined in this Agreement shall have the meanings ascribed thereto in the Credit Agreement;

     WHEREAS, the Banks have agreed to increase the Total Revolving Credit Commitment as provided on Schedule 1 attached hereto to $4,500,000;

     WHEREAS, the parties wish to confirm the assumption by the New Borrower of the Obligations, to maintain in full force in effect the Obligations, and to modify the Loan Documents in certain respects to reflect the occurrence of the Transactions and the other transactions contemplated hereby;

     NOW THEREFORE, the parties hereto hereby agree as follows:

     1.  Assumption of Obligations.  The New Borrower hereby expressly assumes,
         -------------------------
confirms, and agrees to pay, perform, observe and maintain in full force and effect, all of the covenants, agreements, obligations, liabilities and indebtedness constituting the Obligations of the Old Borrower, including, without limitation, any and all Obligations in respect of principal, interest, fees, expenses, and other amounts payable or to become payable by the Old Borrower under the Credit Agreement or the other Loan Documents. The New Borrower confirms that the Obligations are and shall be Obligations of the New

Borrower. In addition, the New Borrower hereby assumes any liability of the Old Borrower related to any representation or warranty made by the Old Borrower in any of the Loan Documents. The parties hereto agree that this Agreement shall be deemed to be a "Loan Document" under the Credit Agreement.

     2.  Joinder of New Borrower to Loan Documents.  From and after the date
         -----------------------------------------
hereof, the New Borrower is and shall be subject to and bound by, and shall be entitled to all the benefits of, the Loan Documents, and shall be a party thereto, all as if the New Borrower had been the "Borrower" or the "Company" (or any other relevant term used to describe the Old Borrower thereunder) party to the original execution and delivery thereof; and all references in the Loan Documents to the "Borrower" and/or "Company" (or any other relevant term used to describe the Old Borrower thereunder) shall hereafter be deemed to be references to the New Borrower. The preamble to the Credit Agreement and each other applicable Loan Document, and any other applicable provisions of the Loan Documents, shall hereafter be deemed modified to reflect the provisions of this paragraph.

           2.1. Further Assurances. The New Borrower hereby agrees that it shall, at any time and from time to time, upon the reasonable request of the Agent or any Bank, and at the expense of the New Borrower, promptly execute and deliver any and all such further agreements, instruments, and documents and take such further action as the Agent or such Bank may reasonably deem necessary or advisable to effect the purposes of this Agreement.

     3.  Amendments to Credit Agreement.  Subject to the terms and conditions
         ------------------------------
hereof, the Credit Agreement is hereby amended as follows:

     3.1. The preamble of the Credit Agreement is amended to reflect that the New Borrower has succeeded the Old Borrower as the Borrower under the Credit Agreement, pursuant to this Agreement.

     3.2. Section 1 of the Credit Agreement is hereby amended by deleting each of the definitions of "Cash Equivalents", "Investment Equivalents", "Swap Program" and "Unencumbered Cash" in its entirety.

     3.3. Section 1 of the Credit Agreement is hereby further amended by adding the following definitions in the appropriate alphabetical order:

           "Collateral:  All of the property, rights and interests of the
            ----------
     Borrower and its Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents."

          "Perfection Certificates:  Each of the Perfection Certificates of the
           -----------------------
     Borrower and the Subsidiary Guarantor as defined in the Security
     Agreements."

          "Security Agreements:  Collectively, (a) the Security Agreement, dated
           -------------------
     or to be dated on or prior to July 11, 1997, between the Borrower and the Agent and in form and substance satisfactory to the Agent; and (b) the Security Agreement, dated or to be dated on or prior to July 11, 1997, between the Subsidiary Guarantor and the Agent, and in form and substance satisfactory to the Agent, and as each

     Security Agreement may be amended, restated, modified and/or supplemented from time to time."

          "Security Documents:  Collectively, the Security Agreements, each
           ------------------
     Guaranty, the Trademark Agreements and the Stock Pledge Agreement."

          "Stock Pledge Agreement:  The Stock Pledge Agreement dated or to be
           ----------------------
     dated on or prior to July 11, 1997 between the Borrower and the Agent and in form and substance satisfactory to the Banks and the Agent."

          "Trademark Agreement:  The Trademark Collateral Security and Pledge
           -------------------
     Agreement, dated or to be dated on or prior to July 11, 1997, between the Borrower and the Agent, and in form and substance satisfactory to the Agent, and as such Trademark Agreement may be amended, restated, modified and/or supplemented from time to time."

     3.4. Section 7 of the Credit Agreement is hereby amended by (a) deleting the word "and" which appears at the end of (S)7(l); (b) deleting the period which appears at the end of the text of (S)7(m) and inserting in place thereof a semicolon and the word "and"; and (c) inserting immediately after the end of the text of (S)7(m) the following:

          "(n) all filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower and the Subsidiary Guarantor (with respect to the Collateral under the Subsidiary Guarantor's Security Agreement) is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except Liens permitted under (S)9.2(b) (the "Permitted Liens")."

     3.5. Section 9.1(c)(iii) of the Credit Agreement is hereby amended by deleting the words "the United States" which appear in (S)9.1(c)(iii) and substituting in place thereof the words "in Boston, Massachusetts or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent".

     3.6. Section 9.2 of the Credit Agreement is hereby amended by (a) inserting immediately after the end of the text of (S)9.2(g) the word "and"; (b) deleting the semicolon and the word "and" immediately after the text of
(S)9.2(g) and substituting in place thereof a period; and (c) deleting (S)9.2(h) in its entirety.

     3.7.  Section 9.3 of the Credit Agreement is hereby amended as follows:

     (a) Section 9.3(a) of the Credit Agreement is hereby amended by deleting the words "Exceed (i) $1,200,000 in fiscal year 1998, and (ii) $1,000,000 in any fiscal year thereafter" and substituting in place thereof the words "exceed (i) $1,250,000 in fiscal year 1997; (ii) $1,700,000 in fiscal year 1998, and (iii)
$1,200,000 in any fiscal year thereafter";

     (b)  Section 9.3(c) of the Credit Agreement is hereby amended by deleting
(S)9.3(c) in its entirety and restating (S)9.3(c) in its entirety as follows:

          "(c) permit the ratio of the Borrower's Consolidated Operating Cash Flow to Consolidated Total Debt Service for any Reference Period to be less than 1.25:1.00."

     (c) Section 9.3 is further amended by (i) deleting the period at the end of (S)9.3(d) and inserting in place thereof a semicolon and the word "or"; (ii) deleting the semicolon and the word "or" which appears at the end of (S)9.3(e) and inserting in place thereof a period; and (iii) deleting (S)9.3(f) in its entirety.

     3.8.  Section 10 of the Credit Agreement is hereby amended as follows:

     (a) Section 10(g) is hereby amended by inserting immediately after the words "in full force and effect" the words "or if any of the Loan Documents shall be canceled, terminated, revoked or rescinded or the Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof"; and

     (b) Section 10 of the Credit Agreement is further amended by inserting at the end of (S)10 the following:

            In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows: (a) first, the payment of, or, as the case may be, the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral and supports the provision of adequate indemnity to the Agent against all taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies; (b) second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however that distributions in respect of such Obligations shall be made (i) pari passu among Obligations with respect to the Agent's fee payable under (S)6 and all other Obligations and (ii) Obligations owing to the Banks with respect to each type of Obligations such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and provided, further, that the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable; (c) third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to (S)9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and (d) fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto."

     4.  Allonge to the Term Notes.  The New Borrower hereby agrees that a copy
         -------------------------
of this Agreement may be attached to each Term Note and as so attached shall constitute an allonge to the Term Note or the New Borrower shall, at the request of any Bank, execute and deliver to such Bank a new Term Note replacing the Term Note executed and delivered by the Old Borrower.

     5.  Replacement of Schedule 1.  Schedule 1 to the Credit Agreement is
         -------------------------   -------- -
hereby amended by deleting Schedule 1 in its entirety and substituting in place thereof the new Schedule 1 attached hereto.
                -------- -

     6.  Conditions to Effectiveness.  This Agreement will become effective as
         ---------------------------
of the date hereof upon the satisfaction of the following conditions precedent:

          (a) the Agent shall have received fully-executed original counterparts of this Agreement signed by each of the parties hereto;

          (b) the Agent shall have received fully-executed original amended and restated Revolving Credit Notes, payable to each Bank in the amount of such Bank's Commitment;

          (c) the Agent shall have received fully-executed original Security Agreements, Perfection Certificates and Trademark Agreements from each of the Borrower and the Subsidiary Guarantor, together with UCC-1 financing statements which the Agent may request in order to perfect the Bank's security interest in all the assets of each of the Borrower and the Subsidiary Guarantor;

          (d) the Agent shall have received fully-executed original counterparts of the Stock Pledge Agreement signed by each of the Borrower and the Bank, together with the stock certificates representing the Borrower's ownership interest in the Subsidiary Guarantor, and stock power, duly executed in blank;

          (e) all proceedings and documents in connection with the Transactions shall be reasonably satisfactory in form and substance to the Agent and the Agent shall have received (i) a certificate of an officer of the New Borrower, as to (A) the Charter Documents of the New Borrower, (B) the resolutions of the board of directors of the New Borrower with respect to the Transactions and each of the transactions contemplated hereby, and (C) the names, titles, incumbency and signatures of the officers of the New Borrower who are authorized to execute and deliver this Agreement and the other Loan Documents and (ii) such other documents, instruments and certificates as the Agent shall have reasonably requested;

          (f) all proceedings and documents in connection with the Transactions shall be reasonably satisfactory in form and substance to the Agent and the Agent shall have received (i) a certificate of an officer of the Subsidiary Guarantor, as to (A) the Charter Documents of each such Subsidiary, (B) the resolutions of the board of directors of each such Subsidiary with respect to each of the transactions contemplated hereby, and (C) the names, titles, incumbency and signatures of the officers of each such Subsidiary who are authorized to execute and deliver the Security Agreement, the Trademark Agreement, the Perfection Certificate, the financing statements and the other Loan Documents to which the Subsidiary Guarantor is a party and (ii) such other documents, instruments and certificates as the Agent shall have reasonably requested;

          (g) the Agent shall be satisfied that (i) the Transactions shall have been consummated without adversely affecting or impairing the rights of the Agent or any of the Banks under the Loan Documents, (ii) the representations and warranties of the New Borrower contained in (S)8 of this Agreement shall be true and correct on the date hereof, (iii) the legal rights and obligations of the parties to the Loan Documents shall continue in full force and effect; and (iv) the Agent shall have a first priority perfected security interest in all the assets of the Borrower and the Subsidiary Guarantor subject to Permitted Liens; and

          (h) the Agent shall have received a legal opinion addressed to the Agent from Palmer & Dodge, legal counsel to the Borrower and the Subsidiary Guarantor, such legal opinion to be in form and substance satisfactory to the Agent.

     7.  Representations and Warranties.  In order to induce the Agent and the
         ------------------------------
Banks to enter into this Agreement, the New Borrower hereby represents and warrants to the Agent and the Banks as follows:

     7.1. The Transactions, as previously described in writing to the Agent, have been consummated.

     7.2. The representations and warranties of the "Borrower" and the "Company" contained in the Credit Agreement and the other Loan Documents, after giving effect to the Transactions and this Agreement, are true and correct in all material respects on the date hereof, as if made on and as of this date, and the Agent and the Banks shall be entitled to rely on such representations and warranties to the same extent as though the same were made by the New Borrower on the date hereof and set forth in full in this Agreement, other than representations which were specific to a certain date specified in the Credit Agreement.

     7.3. After giving effect to this Agreement and the consummation of the Transactions, no Default or Event of Default shall have occurred, which has not been waived by the Agent and the Banks, and be continuing.

     7.4. Prior to the completion of the Transactions, the New Borrower did not own any assets or have any liabilities, and did not carry on any business.

     7.5. The Transactions, the execution, delivery, and performance by the New Borrower of this Agreement, and the assumption by the New Borrower of the Obligations (i) are within the corporate powers of the New Borrower and have been duly authorized by all necessary corporate action on the part of the New Borrower, (ii) do not require any Consents (other than from the Agent and the Banks), except those which have been duly obtained and are in full force and effect, (iii) do not and will not conflict with any Requirement of Law, Charter Document, corporate minute or resolution, (iv) after giving effect to this Agreement and the consummation of the Transactions, do not result in any breach of or constitute a default under any agreement or instrument to which either the New Borrower or the Old Borrower is a party or by which any of them or their properties are bound, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of the New Borrower, other than in favor of the Agent.

     7.6. Each of this Agreement and the other documents delivered or to be delivered to the Agent or any Bank in connection herewith has been duly executed and delivered by the New Borrower and constitutes the legal, valid, and binding obligation of the New Borrower, enforceable against the New Borrower in accordance with its terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, (ii) enforcement may be subject to general principles of equity, and
(iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

     8.  Scope of this Agreement.  Except as specifically provided in this
         -----------------------
Agreement and as may be necessary to reflect the consummation of the Transactions, all of the terms and provisions of the Credit Agreement and the other Loan Documents are unaffected hereby and shall remain and continue in full force and effect.

     9.  Expenses.  The New Borrower confirms its obligation under the Credit
         --------
Agreement with respect to the payment of the expenses of the Agent and the Banks incurred in connection with the preparation, negotiation, execution, amendment, administration or enforcement of this Agreement and the other Loan Documents.

     10. Governing Law.  This Agreement shall be a contract to be governed by
         -------------
and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to principles of conflicts of laws) and shall take effect as an instrument under seal.

     11. Successors and Assigns.  This Agreement shall be binding upon the New
         ----------------------
Borrower and its successors and assigns and shall inure to the benefit of the Agent and the Banks and their respective successors and assigns, provided that
                                                                 --------
the New Borrower may not assign or transfer any of their rights or obligations under this Agreement, the Credit Agreement or the other Loan Documents without the prior written consent of the Agent and the Banks.

     12. Miscellaneous.  The captions in this Agreement are for convenience of
         -------------
reference only and shall not define or limit the provisions hereof. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first above written.

                                            SALESLINK CORPORATION,
                                            a Delaware corporation

                                            By:
                                               ---------------------------
                                                Title:

                                            CMG INFORMATION SERVICES, INC.


                                            By:
                                               ---------------------------
                                                Title:



                                            PACIFIC DIRECT MARKETING CORP.


                                            By:
                                               ---------------------------
                                                Title:



                                            BANKBOSTON, N.A.


                                            By:
                                               ---------------------------
                                                Name:
                                                Title:

                                            IMPERIAL BANK


                                            By:
                                               ---------------------------
                                                Name:
                                                Title:

                                   Schedule 1


                             Revolving Credit
                                   Loan               Term Loan      Letter of Credit       Commitment
          Bank                  Commitment            Commitment        Commitment          Percentage

BankBoston, N.A.              $3,048,387.10          $3,725,805.45     $5,080,645.16      67.7419354839%

Domestic Lending Office:

100 Federal St.
Boston, MA

LIBOR Lending Office:

Same as above

Imperial Bank                 $1,451,612.90          $1,774,193.55     $2,419,354.84      32.2580645161%

Domestic Lending Office:

225 Franklin St.
Boston, MA

LIBOR Lending Office:

Same as above